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Exhibit 10.1                                                      CONFORMED COPY

                           FOURTH AMENDMENT AGREEMENT

         This Fourth Amendment Agreement is effective as of the 29th day of February, 2000, by and among ADVANCED LIGHTING TECHNOLOGIES, INC., an Ohio corporation ("U.S. Borrower"), VENTURE LIGHTING POWER SYSTEMS, NORTH AMERICA INC. (f.k.a. Ballastronix Incorporated), a corporation organized under the laws of the Province of Nova Scotia, CANADIAN LIGHTING SYSTEMS HOLDING, INCORPORATED, a corporation organized under the laws of the Province of Nova Scotia (collectively, "Canadian Borrowers" and, individually, "Canadian Borrower"), PARRY POWER SYSTEMS LIMITED (Company No. 2833448, f.k.a. Venture Lighting Europe Ltd.), incorporated under the laws of England, VENTURE LIGHTING EUROPE LTD. (Company No. 3341889, f.k.a. Parry Power Systems Limited), incorporated under the laws of England (collectively, "UK Borrowers" and, individually, "UK Borrower"; and together with U.S. Borrower and Canadian Borrowers, collectively, "Borrowers" and, individually, "Borrower"), the banking institutions listed on
Schedule 1 to the Credit Agreement, as hereinafter defined ("Banks"), and PNC BANK, NATIONAL ASSOCIATION, as agent for the Banks ("Agent"):

         WHEREAS, Borrowers, Agent and the Banks are parties to a certain Credit Agreement dated as of May 21, 1999, as amended, that provides, among other things, for loans aggregating Sixty Million Dollars ($60,000,000), all upon certain terms and conditions stated therein ("Credit Agreement");

         WHEREAS, Borrowers, Agent and the Banks desire to amend the Credit Agreement to modify certain provisions thereof; and

         WHEREAS, each term used herein shall be defined in accordance with the Credit Agreement.

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained and for other valuable considerations, Borrowers, Agent and the Banks hereby agree as follows:

         1. Article I of the Credit Agreement is hereby amended to delete the definition of "Canadian Borrowing Base" therefrom and to insert in place thereof the following:

                  "Canadian Borrowing Base" shall mean an amount not in excess of the sum of the following: (a) eighty-five percent (85%) of the Dollar Equivalent of the aggregate amount due and owing on the Eligible Receivables of each Canadian Borrower, plus (b) the lesser of (i) (A) fifty-five percent (55%) of the Dollar Equivalent of the aggregate of the Eligible Raw Materials of each Canadian Borrower, plus (B) sixty-five percent (65%) of the Dollar Equivalent of the aggregate of the Eligible Inventory of each Canadian Borrower, or (ii) the CAD Equivalent, at any time of determination, of Two Million Four Hundred Eighty Thousand Dollars ($2,480,000); provided, however that the amount of the Canadian Borrowing Base may be increased or decreased by Agent and the Banks at any time and from time to time, in the exercise of their sole discretion and each Canadian Borrower consents to any such increases or decreases and acknowledges that decreasing the amount of the



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         Canadian Borrowing Base or increasing the reserves may limit or restrict Canadian Revolving Loans requested by Canadian Borrowers.

         2. Article I of the Credit Agreement is hereby amended to delete the definition of "UK Borrowing Base" therefrom and to insert in place thereof the following:

                  "UK Borrowing Base" shall mean an amount not in excess of the sum of the following: (a) eighty-five percent (85%) of the aggregate amount due and owing on Eligible Receivables of each UK Borrower, plus
         (b) the lesser of (i) (A) fifty-five percent (55%) of Eligible Raw Materials of each UK Borrower, plus (B) sixty-five percent (65%) of the aggregate of the Eligible Inventory of each UK Borrower, or (ii) Three Million Seven Hundred Twenty Thousand Dollars ($3,720,000); provided, however, that the amount of the UK Borrowing Base may be increased or decreased by Agent and the Banks at any time and from time to time, in the exercise of their sole discretion and each UK Borrower consents to any such increases or decreases and acknowledges that decreasing the amount of the UK Borrowing Base or increasing the reserves may limit or restrict UK Revolving Loans requested by UK Borrowers.

         3. Article I of the Credit Agreement is hereby amended to delete the definition of "U.S. Borrowing Base" therefrom and to insert in place thereof the following:

                  "U.S. Borrowing Base" shall mean an amount not in excess of the sum of the following: (a) eighty-five percent (85%) of the aggregate amount due and owing on Eligible Receivables of U.S. Borrower and each U.S. Guarantor, plus (b) the lesser of (i) (A) fifty-five percent (55%) of Eligible Raw Materials of U.S. Borrower and each U.S. Guarantor, plus (B) sixty-five percent (65%) of the aggregate of the cost or market value (whichever is lower) of the Eligible Inventory of U.S. Borrower and each U.S. Guarantor, or (ii) Eighteen Million Six Hundred Thousand Dollars ($18,600,000); provided, however that the amount of the U.S. Borrowing Base may be increased or decreased by Agent and the Banks at any time and from time to time, in the exercise of their reasonable discretion and U.S. Borrower consents to any such increases or decreases and acknowledges that decreasing the amount of the U.S. Borrowing Base or increasing the reserves may limit or restrict U.S. Revolving Loans requested by U.S. Borrower.

         4. Section 5.7 of the Credit Agreement is hereby amended to delete subsection (b) therefrom and to insert in place thereof the following:

                  (b) The Total Unused Credit Availability shall be at least (i) Ten Million Dollars ($10,000,000) at all times from the Closing Date through September 29, 1999, (ii) Fifteen Million Dollars ($15,000,000) from September 30, 1999 through February 29, 2000, and (iii) Ten Million Dollars ($10,000,000) on March 1, 2000 and thereafter; provided, however, that the requirements of this Section 5.7(b) shall terminate at such time as the Fixed Charge Coverage Ratio equals or exceeds 1.00 to 1.00 for the most recently completed four (4) fiscal quarters.


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         5. Section 5.11 of the Credit Agreement is hereby amended to delete subsections (ix) and (x) therefrom and to insert in place thereof the following:

                  (ix) at any time after the occurrence of the Equity Event, other investments of the type referenced in (a), (b) or (c) referenced in the lead in hereto in Affiliates or other Persons with whom a Company participates in a joint venture or similar relationship as of the date hereof not exceeding Six Million Dollars ($6,000,000) in the aggregate for all Companies (but with no individual investment exceeding Three Million Dollars ($3,000,000)); provided that, immediately after giving effect thereto, the Total Unused Credit Availability shall be at least (A) Fifteen Million Dollars ($15,000,000) during the period from the Equity Date through February 29, 2000 and (B) Ten Million Dollars ($10,000,000) during the period from March 1, 2000 and thereafter; or

                  (x) at any time after the occurrence of the Equity Event, other guarantees not exceeding Two Million Dollars ($2,000,000) in the aggregate for all Companies at any time; provided that, immediately after giving effect thereto, the Total Unused Credit Availability shall be at least (A) Fifteen Million Dollars ($15,000,000) during the period from the Equity Date through February 29, 2000 and (B) Ten Million Dollars ($10,000,000) during the period from March 1, 2000 and thereafter.

         6. Concurrently with the execution of this Fourth Amendment Agreement, Borrowers shall:

         (a) cause each Guarantor of Payment to consent and agree to and acknowledge the terms of this Fourth Amendment Agreement;

         (b) deliver such other documents as may reasonably be required by Agent in connection with this Fourth Amendment Agreement; and

         (c) pay all legal fees and expenses of Agent in connection with this Fourth Amendment Agreement.

         7. Borrowers hereby represent and warrant to Agent and the Banks that
(a) each Borrower has the legal power and authority to execute and deliver this Fourth Amendment Agreement; (b) the officers executing this Fourth Amendment Agreement have been duly authorized to execute and deliver the same and bind such Borrower with respect to the provisions hereof; (c) the execution and delivery hereof by Borrowers and the performance and observance by Borrowers of the provisions hereof do not violate or conflict with the organizational agreements of any Borrower or any law applicable to any Borrower or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against any Borrower; (d) no Unmatured Event of Default or Event of Default exists under the Credit Agreement, nor will any occur immediately after the execution and delivery of this Fourth Amendment Agreement or by the performance or observance of any provision hereof; (e) neither Borrower nor any Guarantor of Payment is aware of any claim or offset against, or defense or counterclaim to, any of Borrowers' or any Guarantor of Payment's obligations or liabilities under


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the Credit Agreement or any Related Writing; and (f) this Fourth Amendment
Agreement constitutes a valid and binding obligation of each Borrower in every respect, enforceable in accordance with its terms.

         8. Each reference that is made in the Credit Agreement or any other writing to the Credit Agreement shall hereafter be construed as a reference to the Credit Agreement as amended hereby. Except as herein otherwise specifically provided, all provisions of the Credit Agreement shall remain in full force and effect and be unaffected hereby. This Fourth Amendment Agreement is a Related Writing as defined in the Credit Agreement.

         9. Each Borrower and each Guarantor of Payment, by signing below, hereby waives and releases Agent and each of the Banks and their respective directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims of which any Borrower and any Guarantor of Payment is aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

         10. This Fourth Amendment Agreement may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile signature, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

         11. The rights and obligations of all parties hereto shall be governed by the laws of the State of Ohio, without regard to principles of conflicts of laws.

                  [Remainder of page intentionally left blank.]




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         12. JURY TRIAL WAIVER. BORROWERS, AGENT AND EACH OF THE BANKS WAIVE ANY
RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG ANY BORROWER, AGENT AND THE BANKS, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AGREEMENT OR ANY
NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO. THIS WAIVER SHALL NOT
IN ANY WAY AFFECT, WAIVE, LIMIT, AMEND OR MODIFY AGENT'S OR ANY BANK'S ABILITY
TO PURSUE REMEDIES PURSUANT TO ANY CONFESSION OF JUDGMENT OR COGNOVIT PROVISION CONTAINED IN ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT AMONG
BORROWERS, AGENT AND THE BANKS, OR ANY THEREOF.

ADVANCED LIGHTING TECHNOLOGIES,
INC.

By:   /s/ NICHOLAS R. SUCIC
   ------------------------------------
      Nicholas R. Sucic, Vice President

VENTURE LIGHTING POWER SYSTEMS,                    CANADIAN LIGHTING SYSTEMS
NORTH AMERICA INC. (f.k.a. Ballastronix            HOLDING, INCORPORATED
Incorporated)

By:  /s/ R. G. DOUGLAS OULTON                      By: /s/ R. G. DOUGLAS OULTON
   ------------------------------------                -----------------------
Title:   V.P. FINANCE                              Title:   V.P. FINANCE
      ---------------------------------                  ---------------------


PARRY POWER SYSTEMS LIMITED                        VENTURE LIGHTING EUROPE LTD.

By: /s/ W. JAN WILKINSON                           By: /s/ E. YOUNG
    -----------------------------------                -----------------------
Title:   DIRECTOR                                  Title:   DIRECTOR
      ---------------------------------                  ---------------------

PNC BANK, NATIONAL ASSOCIATION,                    BANKBOSTON, N.A., as a Bank
    as Agent and as a Bank

By: /s/ RICHARD MUSE, JR.                          By: /s/ ALAN R. VIESEN
   ------------------------------------                -----------------------
   Richard Muse, Jr., Vice President               Title:   AUTHORIZED OFFICER
                                                       -----------------------
NATIONAL CITY COMMERCIAL
FINANCE, INC.                                      SOVEREIGN BANK

By: /s/ PAUL WEYBRECHT                             By: /s/ MICHELE A. WALCOFF
   ------------------------------------                -----------------------
Title:   VICE PRESIDENT                            Title:   VICE PRESIDENT
       --------------------------------                   --------------------



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                            GUARANTOR ACKNOWLEDGMENT
                            ------------------------

         Each of the undersigned consents and agrees to and acknowledges the terms of the foregoing Fourth Amendment Agreement. Each of the undersigned further agrees that the obligations of each of the undersigned pursuant to the Guaranty of Payment executed by each of the undersigned shall remain in full force and effect and be unaffected hereby.

                               ADLT Realty Corp. I, Inc.
                               ADLT Services, Inc.
                               Advanced Lighting, Inc.
                               Advanced Lighting Systems, Inc.
                               APL Engineered Materials, Inc.
                               Ballastronix (Delaware), Inc.
                               Bio Light, Inc.
                               Bright Ideas Advertising and Design, Inc.
                               Energy Efficient Products, Inc.
                               HID Recycling, Inc.
                               Light Resources International, Inc.
                               Metal Halide Controls, Inc.
                               Metal Halide Technologies, Inc.
                               Microsun Technologies, Inc.
                               Specialty Discharge Lighting, Inc.
                               Venture Lighting International, Inc.


                               By:      /s/ Nicholas R. Sucic
                                  ------------------------------------------
                                        Nicholas R. Sucic, Vice President of
                                        each of the companies listed above

                               Deposition Sciences, Inc.
                               Kramer Lighting, Inc.
                               Ruud Lighting, Inc.


                               By:      /s/ Nicholas R. Sucic
                                  ------------------------------------------
                                        Nicholas R. Sucic, signing for each
                                        of companies listed above by Power
                                        of Attorney


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